                                                                Exhibit 32.1


                      CERTIFICATION OF PERIODIC REPORT
                      --------------------------------


I, Michel P. Salbaing, chief financial officer and acting Chief Executive Officer of Cenveo, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 3, 2005


                                            /s/ Michel P. Salbaing
                                            --------------------------------
                                            Michel P. Salbaing
                                            Chief Financial Officer and
                                            acting Chief Executive Officer